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Exhibit 10.17

PROMISSORY NOTE

Amount $100,000.00	August 20, 2001

    For value received, the undersigned, GeoPetro Resources Company ("Payor"), hereby promises to pay on demand to Stuart J. Doshi ("Holder") the principal sum of One Hundred Thousand Dollars ($100,000.00) with interest from August 20, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by: GeoPetro Resources Company
J. Chris Steinhauser Chief Financial Officer

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  Exhibit 10.17
PROMISSORY NOTE